UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2010

BRINK’S HOME SECURITY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-34088	80-0188977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 Esters Boulevard

Irving, TX 75063

(Address of principal executive offices, including zip code)

(Registrant’s telephone number including area code): (972) 871-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously announced, Brink’s Home Security Holdings, Inc. (the “Company”), Tyco International Ltd. (“Tyco”), Barricade Merger Sub, Inc., a direct wholly owned subsidiary of Tyco (“Merger Sub”) and, solely for the purposes stated therein, ADT Security Services, Inc., a wholly owned subsidiary of Tyco (“ADT” and, collectively, with Parent, Merger Sub and the Company, the “Parties”), entered into an Agreement and Plan of Merger, dated as of January 18, 2010 (the “Merger Agreement”), in connection with the proposed acquisition of the Company by Tyco as contemplated by the Merger Agreement (the “Merger”).

On March 22, 2010, the Parties entered into Amendment No. 1 to the Merger Agreement (“Amendment No. 1”) to provide that, among other things, to the extent the closing of the Merger occurs prior to the distribution of Tyco’s quarterly dividend, which Tyco has currently scheduled to be made on May 26, 2010, the shareholders of the Company who receive shares of Tyco in the Merger will be entitled to receive such quarterly dividend for each share of Tyco they receive in the Merger. Also included as part of Amendment No. 1, the pricing period for determining the Tyco share based component of the merger consideration has been changed so that the 10-trading day period (used to calculate the volume-weighted average price of Tyco shares on the New York Stock Exchange) no longer ends on the fourth full trading day prior to the closing date of the Merger, but now ends on the fifth full trading day prior to such date.

The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 1, a copy of which is attached hereto as Exhibit 2.1 and is incorporated into this report by reference.

Item 8.01	Other Events.

On March 22, 2010, the Company issued a press release announcing the record date and meeting date for the special meeting of the shareholders of the Company to vote on the Merger and the Parties entering into Amendment No. 1. A copy of the press release is attached hereto as Exhibit 99.1.

IMPORTANT ADDITIONAL INFORMATION TO BE FILED WITH THE SEC

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger transaction involving Tyco and the Company will be submitted to the shareholders of the Company for their consideration. In connection with the proposed merger, Tyco has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a preliminary proxy statement of the Company that also constitutes a prospectus of Tyco. The definitive proxy statement/prospectus will be mailed to shareholders of the Company. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE DOCUMENTS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus and other documents filed with the SEC (when available) by Tyco and the Company through the web site maintained by the SEC at www.sec.gov. Free copies of the registration statement and the proxy statement/prospectus and other documents filed with the SEC (when available) can also be obtained, with respect to Tyco, by directing a request to Investor Relations Department, Tyco International Management Company, 9 Roszel Road, Princeton, New Jersey 08540, or at Tyco’s Investor Relations website at http://investors.tyco.com, under the heading “Investor Relations” and then under the heading “SEC Filings” or, with respect to the Company, by directing a request to Investor Relations, Brink’s Home Security Holdings, Inc., at 8880 Esters Boulevard, Irving, Texas 75063 or at the Company’s Investor Relations website at http://www.investors.brinkshomesecurity.com.

PARTICIPANTS IN THE SOLICITATION

Tyco, the Company and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Tyco’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended September 25, 2009, filed with the SEC on November 17, 2009, and its proxy statement for its 2010 annual meeting of shareholders, filed with the SEC on January 15, 2010. Information regarding the Company’s directors and executive officers is set forth in the Company’s proxy statement for its 2009 annual meeting, filed with the SEC on April 7, 2009. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in the preliminary proxy statement/prospectus and will be included in the definitive proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

SAFE HARBOR

Statements in this report that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties, including risks and uncertainties related to the benefits from, or completion of, the proposed merger transaction. Such statements include those made regarding the proposed transaction between the Company and Tyco, the expected timetable associated with completing the transaction, and any other statements about the future expectations, beliefs, plans, prospects or goals of the management of the Company and Tyco. Such risks and uncertainties, include, but are not limited to: failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the proposed merger transaction, adverse effects on the market price of our common stock and on our operating results because of a failure to complete the proposed merger transaction, failure to realize the expected benefits of the proposed merger transaction, negative effects of announcement or consummation of the proposed merger transaction on the market price of our common stock, significant transaction costs and/or unknown liabilities and general economic and business conditions that affect the combined companies following the proposed merger transaction; unanticipated expenses such as litigation or legal settlement expenses, and tax law changes. Actual results could differ materially. Statements preceded by, followed by or that otherwise include the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “project,” “prospects,” “outlook,” and similar words or expressions, or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could” are generally forward-looking in nature and not historical facts. These forward looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any anticipated results, performance or achievements. For further information regarding risks and uncertainties associated with Tyco’s and the Company’s businesses, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of Tyco’s and the Company’s respective SEC filings, including, but not limited to, their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained, with respect to Tyco, by contacting Investor Relations Department, Tyco International Management Company, 9 Roszel Road, Princeton, New Jersey 08540 or at Tyco’s Investor Relations website at http://investors.tyco.com/ under the heading “Investor Relations” and then under the heading “SEC Filings” and with respect to the Company, by contacting Investor Relations, Brink’s Home Security Holdings, Inc., at 8880 Esters Boulevard, Irving, Texas 75063 or at the Company’s Investor Relations website at http://www.investors.brinkshomesecurity.com or at the SEC’s website, www.sec.gov. The Company and Tyco disclaim any intention to, and undertake no obligation to, revise any forward-looking statements, whether as a result of new information, a future event, or otherwise, except as required by law.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits

2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated as of March 22, 2010, by and among Brink’s Home Security Holdings, Inc., Tyco International Ltd., Barricade Merger Sub, Inc. and ADT Security Services, Inc.

99.1	Press Release, dated March 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINK’S HOME SECURITY HOLDINGS, INC.
Date: March 22, 2010
	By:	/S/ JOHN S. DAVIS
	Name:	John S. Davis
	Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Title
2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated as of March 22, 2010, by and among Brink’s Home Security Holdings, Inc., Tyco International Ltd., Barricade Merger Sub, Inc. and ADT Security Services, Inc.

99.1	Press Release, dated March 22, 2010

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